July 22, 2026	FOR IMMEDIATE RELEASE
Media Contact: Steve Hollister, 727.567.2824
Investor Contact: Kristina Waugh, 727.567.7654
raymondjames.com/news-and-media/press-releases

RAYMOND JAMES FINANCIAL REPORTS FISCAL THIRD QUARTER OF
2026 RESULTS
•Record quarterly net revenues of $3.93 billion, up 16% over the prior year’s fiscal third quarter and 2% over the preceding quarter
•Quarterly net income available to common shareholders of $595 million, or record $3.01 per diluted share, up 42% over the prior year’s fiscal third quarter and 11% over the preceding quarter; quarterly adjusted net income available to common shareholders of $620 million(1), or record $3.14 per diluted share(1)
•Domestic Private Client Group net new assets(2) of $21.7 billion for the fiscal third quarter, or annualized growth from beginning of quarter assets of 5.5%
•Record client assets under administration of $1.92 trillion, up 17% over June 2025 and 9% over March 2026
•Record quarter-end Private Client Group assets in fee-based accounts of $1.15 trillion, up 22% over June 2025 and 11% over March 2026
•Record net bank loans of $56.2 billion, up 13% over June 2025 and 3% over March 2026; Securities-based loans of $24.8 billion, up 34% over June 2025 and 8% over March 2026
•Annualized return on common equity and annualized adjusted return on tangible common equity of 18.8% and 23.5%(1), respectively, for the fiscal third quarter

ST. PETERSBURG, Fla. – Raymond James Financial, Inc. (NYSE: RJF) today reported net revenues of $3.93 billion and net income available to common shareholders of $595 million, or $3.01 per diluted share, for the fiscal third quarter ended June 30, 2026. Quarterly adjusted net income available to common shareholders, which excluded $25 million of acquisition-related expenses, net of tax, was $620 million(1), or $3.14 per diluted share(1).

“Results through the first nine months of the fiscal year were strong, with records set for net revenues, pre-tax income, net income and earnings per share, reflecting the continued execution of our long-term strategies and the strength of a culture built on putting people first and earning trust over generations,” said CEO Paul Shoukry. “Our consistent performance reflects our long-term approach, the resiliency of our diversified business model and the commitment of our associates and advisors to serving clients with integrity. These results were anchored by continued strength in the Private Client Group, where fee-based assets reached a quarter-end record of $1.15 trillion and annualized domestic PCG net new asset growth was 6.6% for the first nine months of the fiscal year. As we enter the fiscal fourth quarter, we do so with significant momentum, supported by historically strong business drivers, robust financial advisor recruiting and strong investment banking pipelines, as well as ample capital and liquidity to support continued growth.”

Record quarterly net revenues increased 16% over the prior year’s fiscal third quarter and 2% over the preceding quarter, largely driven by continued growth in asset management and related administrative fees which grew to approximately $2.1 billion. Quarterly pre-tax income increased 2% over the preceding quarter while net income available to common shareholders increased 10% largely due to a lower effective tax rate. For the fiscal third quarter, annualized return on common equity and annualized adjusted return on tangible common equity were 18.8% and 23.5%(1), respectively.
Please refer to the footnotes at the end of this press release for additional information.

For the first nine months of the fiscal year, record net revenues of $11.5 billion increased 11%, record earnings per diluted share of $8.52 increased 16%, and record adjusted earnings per diluted share of $8.83(1) increased 17% over the first nine months of fiscal 2025. The Private Client Group and Asset Management segments generated record net revenues in the first nine months of fiscal 2026. The Asset Management and Bank segments produced record pre-tax income during the same period. Annualized return on common equity was 18.1% and annualized adjusted return on tangible common equity was 22.0%(1).

Segment Results
Private Client Group

•Record quarterly net revenues of $2.84 billion, up 14% over the prior year’s fiscal third quarter and 1% over the preceding quarter
•Quarterly pre-tax income of $423 million, up 3% over the prior year’s fiscal third quarter and 2% over the preceding quarter
•Domestic Private Client Group net new assets(2) of $21.7 billion for the fiscal third quarter, or annualized growth from beginning of the quarter assets of 5.5%
•Record Private Client Group assets under administration of $1.86 trillion, up 18% over June 2025 and 9% over March 2026
•Record quarter-end Private Client Group assets in fee-based accounts of $1.15 trillion, up 22% over June 2025 and 11% over March 2026
•Total clients’ domestic cash sweep and Enhanced Savings Program balances of $58.8 billion, up 7% over June 2025 and 2% over March 2026

Record quarterly net revenues rose 14% year-over-year, primarily driven by higher asset management and related administrative fees, which grew 19% to $1.73 billion mainly due to market appreciation and net inflows into PCG fee-based accounts. Pre-tax income grew 3% over the year-ago quarter as the asset management fee revenue growth was partially offset by the impact of lower interest rates and investments in leading growth, including record recruiting results.

Capital Markets

•Quarterly net revenues of $477 million, up 25% over the prior year’s fiscal third quarter and 3% over the preceding quarter
•Quarterly investment banking revenues of $285 million, up 40% over the prior year’s fiscal third quarter and 5% over the preceding quarter
•Quarterly pre-tax income of $48 million

Quarterly net revenues increased 25% over the prior-year period, driven predominantly by higher M&A and advisory revenues and higher debt and equity underwriting revenues. Sequentially, quarterly net revenues grew 3%, largely due to higher M&A and advisory and debt underwriting revenues.

Asset Management

•Record quarterly net revenues of $362 million, up 24% over the prior year’s fiscal third quarter and 11% over the preceding quarter
•Quarterly pre-tax income of $143 million, up 14% over the prior year’s fiscal third quarter and 4% over the preceding quarter
•Record financial assets under management of $345 billion, up 31% over June 2025 and 22% over March 2026, including $36 billion from the acquisition of Clark Capital(3) completed in the quarter

Record quarterly net revenues increased 24% year-over-year, primarily driven by higher financial assets under management from market appreciation, net inflows into Private Client Group fee-based accounts, and the addition of Clark Capital(3).

Please refer to the footnotes at the end of this press release for additional information.

Bank

•Quarterly net revenues of $488 million, up 7% over the prior year’s fiscal third quarter and up slightly over the preceding quarter
•Record quarterly pre-tax income of $206 million, up 67% over the prior year’s fiscal third quarter and 24% over the preceding quarter
•Record net bank loans of $56.2 billion, up 13% over June 2025 and 3% over March 2026
•Bank segment net interest income increased 7% over the prior year’s fiscal third quarter and approximated the preceding quarter
•Quarterly bank loan benefit for credit losses of $26 million

Record net bank loans grew 13% over the prior year quarter, driven by continued growth in securities-based and residential mortgage loans, which rose by 34% and 13%, respectively. Net interest margin of 2.71% for the quarter was down 3 basis points compared to the prior year’s fiscal third quarter and 10 basis points compared to the preceding quarter. The credit quality of the loan portfolio remains strong.

Other Matters

The effective tax rate for the quarter was 20.7%, which reflects the favorable impact of nontaxable gains on our corporate-owned life insurance portfolio in the quarter.

During the fiscal third quarter, the firm repurchased $400 million of common stock at an average price of $152 per share. As of June 30, 2026, $1.1 billion remained available under the Board’s approved common stock repurchase authorization. At the end of the quarter, the total capital ratio was 22.5%(4) and the tier 1 leverage ratio was 11.7%(4), both well above regulatory requirements.

A conference call to discuss the results will take place today, Wednesday, July 22, at 5:00 p.m. ET. The live audio webcast, and the presentation which management will review on the call, will be available at www.raymondjames.com/investor-relations/financial-information/quarterly-earnings. An audio replay of the call will be available at the same location for 30 days. For a listen-only connection to the conference call, please dial: 888-330-3573 (conference code: 3778589).

About Raymond James Financial, Inc.

Raymond James Financial, Inc. (NYSE: RJF) is a leading diversified financial services company providing private client group, capital markets, asset management, banking and other services to individuals, corporations and municipalities. Total client assets are $1.92 trillion. Public since 1983, the firm is listed on the New York Stock Exchange under the symbol RJF. Additional information is available at www.raymondjames.com.

Forward-Looking Statements

Certain statements made in this press release may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions (including changes in interest rates and inflation), demand for and pricing of our products (including cash sweep and deposit offerings), anticipated timing and benefits of our acquisitions, including Clark Capital Management Group, Inc. (“Clark Capital”), and our level of success integrating acquired businesses, anticipated results of litigation, regulatory developments, and general economic conditions. In addition, future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward-looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.raymondjames.com and the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events, or otherwise.
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC. Fiscal Third Quarter of 2026	Selected Financial Highlights (Unaudited)

Summary results of operations

	Three months ended			% change from
$ in millions, except per share amounts	June 30, 2026	June 30, 2025	March 31, 2026	June 30, 2025	March 31, 2026
Net revenues	$3,928	$3,398	$3,859	16%	2%
Pre-tax income	$750	$563	$735	33%	2%
Net income available to common shareholders	$595	$435	$542	37%	10%

Earnings per common share: (5)
Basic	$3.06	$2.16	$2.76	42%	11%
Diluted	$3.01	$2.12	$2.72	42%	11%

Non-GAAP measures: (1)
Adjusted pre-tax income	$782	$582	$762	34%	3%
Adjusted net income available to common shareholders	$620	$449	$564	38%	10%
Adjusted earnings per common share – basic (5)	$3.19	$2.23	$2.88	43%	11%
Adjusted earnings per common share – diluted (5)	$3.14	$2.18	$2.83	44%	11%

	Nine months ended
$ in millions, except per share amounts	June 30, 2026	June 30, 2025	% change
Net revenues	$11,522	$10,338	11%
Pre-tax income	$2,213	$1,983	12%
Net income available to common shareholders	$1,699	$1,527	11%

Earnings per common share: (5)
Basic	$8.67	$7.51	15%
Diluted	$8.52	$7.35	16%

Non-GAAP measures: (1)
Adjusted pre-tax income	$2,292	$2,041	12%
Adjusted net income available to common shareholders	$1,761	$1,570	12%
Adjusted earnings per common share – basic (5)	$8.99	$7.72	16%
Adjusted earnings per common share – diluted (5)	$8.83	$7.55	17%

	Three months ended			Nine months ended
Other selected financial highlights	June 30, 2026	June 30, 2025	March 31, 2026	June 30, 2026	June 30, 2025
Return on common equity (6)	18.8%	14.3%	17.3%	18.1%	17.1%
Adjusted return on common equity (1) (6)	19.6%	14.8%	18.0%	18.7%	17.5%
Adjusted return on tangible common equity (1) (6)	23.5%	17.2%	20.9%	22.0%	20.5%
Pre-tax margin (7)	19.1%	16.6%	19.0%	19.2%	19.2%
Adjusted pre-tax margin (1) (7)	19.9%	17.1%	19.7%	19.9%	19.7%
Total compensation ratio (8)	65.7%	64.8%	65.8%	65.7%	64.6%
Adjusted total compensation ratio (1) (8)	65.5%	64.5%	65.7%	65.5%	64.4%
Effective tax rate	20.7%	22.6%	26.0%	23.1%	22.8%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Third Quarter of 2026

Consolidated Statements of Income (Unaudited)

	Three months ended			% change from
in millions, except per share amounts	June 30, 2026	June 30, 2025	March 31, 2026	June 30, 2025	March 31, 2026
Revenues:
Asset management and related administrative fees	$2,075	$1,733	$2,016	20%	3%
Brokerage revenues:
Securities commissions	503	431	507	17%	(1)%
Principal transactions	126	128	136	(2)%	(7)%
Total brokerage revenues	629	559	643	13%	(2)%
Account and service fees	316	302	311	5%	2%
Investment banking	291	212	279	37%	4%
Interest income	994	990	960	—%	4%
Other	57	46	53	24%	8%
Total revenues	4,362	3,842	4,262	14%	2%
Interest expense	(434)	(444)	(403)	(2)%	8%
Net revenues	3,928	3,398	3,859	16%	2%
Non-interest expenses:
Compensation, commissions and benefits	2,579	2,202	2,541	17%	1%
Non-compensation expenses:
Communications and information processing	203	191	206	6%	(1)%
Occupancy and equipment	85	77	80	10%	6%
Business development	95	77	75	23%	27%
Investment sub-advisory fees	63	56	63	13%	—%
Professional fees	63	42	36	50%	75%
Bank loan provision/(benefit) for credit losses	(26)	15	5	NM	NM
Other (9)	116	175	118	(34)%	(2)%
Total non-compensation expenses	599	633	583	(5)%	3%
Total non-interest expenses	3,178	2,835	3,124	12%	2%
Pre-tax income	750	563	735	33%	2%
Provision for income taxes	155	127	191	22%	(19)%
Net income	595	436	544	36%	9%
Preferred stock dividends	—	1	2	(100)%	(100)%
Net income available to common shareholders	$595	$435	$542	37%	10%

Earnings per common share – basic (5)	$3.06	$2.16	$2.76	42%	11%
Earnings per common share – diluted (5)	$3.01	$2.12	$2.72	42%	11%
Weighted-average common shares outstanding – basic	194.0	201.2	196.1	(4)%	(1)%
Weighted-average common and common equivalent shares outstanding – diluted	197.2	205.5	199.2	(4)%	(1)%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Third Quarter of 2026

Consolidated Statements of Income (Unaudited)

	Nine months ended
in millions, except per share amounts	June 30, 2026	June 30, 2025	% change
Revenues:
Asset management and related administrative fees	$6,090	$5,201	17%
Brokerage revenues:
Securities commissions	1,496	1,302	15%
Principal transactions	388	396	(2)%
Total brokerage revenues	1,884	1,698	11%
Account and service fees	935	965	(3)%
Investment banking	778	753	3%
Interest income	2,961	2,980	(1)%
Other	152	125	22%
Total revenues	12,800	11,722	9%
Interest expense	(1,278)	(1,384)	(8)%
Net revenues	11,522	10,338	11%
Non-interest expenses:
Compensation, commissions and benefits	7,570	6,678	13%
Non-compensation expenses:
Communications and information processing	603	553	9%
Occupancy and equipment	245	224	9%
Business development	251	209	20%
Investment sub-advisory fees	189	163	16%
Professional fees	136	110	24%
Bank loan provision/(benefit) for credit losses	(24)	31	NM
Other (9)	339	387	(12)%
Total non-compensation expenses	1,739	1,677	4%
Total non-interest expenses	9,309	8,355	11%
Pre-tax income	2,213	1,983	12%
Provision for income taxes	511	452	13%
Net income	1,702	1,531	11%
Preferred stock dividends	3	4	(25)%
Net income available to common shareholders	$1,699	$1,527	11%

Earnings per common share – basic (5)	$8.67	$7.51	15%
Earnings per common share – diluted (5)	$8.52	$7.35	16%
Weighted-average common shares outstanding – basic	195.7	203.0	(4)%
Weighted-average common and common equivalent shares outstanding – diluted	199.1	207.6	(4)%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Selected Key Metrics
Fiscal Third Quarter of 2026	(Unaudited)

	As of				% change from
$ in billions, except per share amounts	June 30, 2026		June 30, 2025	March 31, 2026	June 30, 2025	March 31, 2026
Total assets	$94.2		$84.8	$91.9	11%	3%
Total common equity attributable to Raymond James Financial, Inc.	$12.7		$12.2	$12.6	4%	1%
Book value per share (10)	$66.11		$60.90	$64.58	9%	2%
Tangible book value per share (1) (10)	$53.74		$52.32	$55.14	3%	(3)%

Capital ratios:
Tier 1 leverage	11.7%	(4)	13.1%	12.4%
Tier 1 capital	21.6%	(4)	22.9%	22.9%
Common equity tier 1	21.6%	(4)	22.7%	22.9%
Total capital	22.5%	(4)	24.2%	24.0%

	As of			% change from
Client asset metrics ($ in billions)	June 30, 2026	June 30, 2025	March 31, 2026	June 30, 2025	March 31, 2026
Client assets under administration	$1,922.4	$1,637.1	$1,762.9	17%	9%
Private Client Group assets under administration	$1,856.5	$1,574.2	$1,699.0	18%	9%
Private Client Group assets in fee-based accounts	$1,153.8	$943.9	$1,043.2	22%	11%
Financial assets under management (3)	$345.0	$263.2	$282.4	31%	22%

	Three months ended			Nine months ended
Net new assets metrics ($ in millions)	June 30, 2026	June 30, 2025	March 31, 2026	June 30, 2026	June 30, 2025
Domestic Private Client Group net new assets (2)	$21,692	$11,651	$22,954	$75,474	$34,501
Domestic Private Client Group net new assets growth — annualized (2)	5.5%	3.4%	5.8%	6.6%	3.3%

	As of			% change from
Clients’ domestic cash sweep and Enhanced Savings Program balances ($ in millions)	June 30, 2026	June 30, 2025	March 31, 2026	June 30, 2025	March 31, 2026
Raymond James Bank Deposit Program (“RJBDP”): (11)
Bank segment	$26,004	$26,635	$29,829	(2)%	(13)%
Third-party banks	16,243	13,878	13,597	17%	19%
Subtotal RJBDP	42,247	40,513	43,426	4%	(3)%
Client Interest Program	1,677	1,640	1,843	2%	(9)%
Total clients’ domestic cash sweep balances	43,924	42,153	45,269	4%	(3)%
Enhanced Savings Program (“ESP”) (12)	14,911	13,027	12,493	14%	19%
Total clients’ domestic cash sweep and ESP balances	$58,835	$55,180	$57,762	7%	2%

Net interest income and RJBDP fees ($ in millions)	Three months ended			% change from		Nine months ended
	June 30, 2026	June 30, 2025	March 31, 2026	June 30, 2025	March 31, 2026	June 30, 2026	June 30, 2025	% change
Net interest income and RJBDP fees (third-party banks)	$658	$656	$650	—%	1%	$1,975	$1,980	—%
Average yield on RJBDP - third-party banks (13)	2.75%	2.96%	2.70%			2.74%	3.03%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Net Interest
Fiscal Third Quarter of 2026	(Unaudited)

The following tables present our consolidated average interest-earning asset and interest-bearing liability balances, interest income and expense and the related rates.

	Three months ended
	June 30, 2026			June 30, 2025			March 31, 2026
$ in millions	Average balance	Interest	Annualized average rate	Average balance	Interest	Annualized average rate	Average balance	Interest	Annualized average rate
	INTEREST-EARNING ASSETS
Bank segment
Cash and cash equivalents	$5,570	$50	3.56%	$5,598	$59	4.24%	$5,376	$47	3.57%
Available-for-sale securities	6,966	43	2.44%	7,980	45	2.27%	6,956	39	2.28%
Loans held for sale and investment: (14)
Loans held for investment:
Securities-based loans (“SBL”) (15)	23,904	319	5.28%	18,100	276	6.04%	22,199	295	5.31%
Commercial and industrial (“C&I”) loans	10,156	150	5.83%	10,418	172	6.53%	10,587	157	5.90%
Commercial real estate (“CRE”) loans	7,825	115	5.85%	7,764	126	6.42%	7,810	115	5.88%
Real estate investment trust (“REIT”) loans	1,645	24	5.92%	1,712	30	7.04%	1,725	26	6.02%
Residential mortgage loans	11,051	116	4.18%	9,934	98	3.96%	10,684	110	4.12%
Tax-exempt loans (16)	1,114	8	3.38%	1,266	9	3.39%	1,132	7	3.37%
Loans held for sale	214	4	6.69%	255	4	6.98%	220	3	5.75%
Total loans held for sale and investment	55,909	736	5.23%	49,449	715	5.76%	54,357	713	5.26%
All other interest-earning assets	229	2	4.36%	231	4	5.27%	245	3	4.62%
Interest-earning assets — Bank segment	$68,674	$831	4.81%	$63,258	$823	5.18%	$66,934	$802	4.81%
All other segments
Cash and cash equivalents	$4,287	$38	3.54%	$4,152	$44	4.24%	$4,601	$39	3.47%
Assets segregated for regulatory purposes and restricted cash	3,764	32	3.41%	3,628	36	3.95%	3,747	31	3.38%
Trading assets — debt securities	1,423	20	5.51%	1,335	19	5.73%	1,399	19	5.60%
Brokerage client receivables	2,907	44	6.13%	2,427	42	6.97%	2,688	41	6.12%
All other interest-earning assets	3,198	29	3.76%	2,535	26	3.93%	3,043	28	3.65%
Interest-earning assets — all other segments	$15,579	$163	4.22%	$14,077	$167	4.72%	$15,478	$158	4.14%
Total interest-earning assets	$84,253	$994	4.70%	$77,335	$990	5.10%	$82,412	$960	4.68%

	INTEREST-BEARING LIABILITIES
Bank Segment
Bank deposits:
Money market and savings accounts (11)	$35,552	$120	1.36%	$33,814	$146	1.73%	$36,315	$119	1.33%
Interest-bearing demand deposits (12)	23,768	207	3.47%	21,246	213	4.03%	21,831	183	3.42%
Certificates of deposit	2,715	27	3.90%	1,763	19	4.34%	2,226	22	3.96%
Total bank deposits (17)	62,035	354	2.28%	56,823	378	2.67%	60,372	324	2.18%
Federal Home Loan Bank (“FHLB”) advances and all other interest-bearing liabilities	784	5	2.94%	847	5	2.79%	753	6	2.95%
Interest-bearing liabilities — Bank segment	$62,819	$359	2.29%	$57,670	$383	2.67%	$61,125	$330	2.19%
All other segments
Trading liabilities — debt securities	$734	$11	5.73%	$818	$11	5.35%	$817	$12	5.99%
Brokerage client payables	5,524	13	0.97%	4,882	15	1.24%	5,337	10	0.77%
Senior notes payable	3,522	43	4.91%	2,040	23	4.50%	3,521	43	4.91%
All other interest-bearing liabilities (17)	1,169	8	3.05%	1,272	12	3.83%	1,087	8	2.90%
Interest-bearing liabilities — all other segments	$10,949	$75	2.78%	$9,012	$61	2.72%	$10,762	$73	2.74%
Total interest-bearing liabilities	$73,768	$434	2.36%	$66,682	$444	2.68%	$71,887	$403	2.27%
Firmwide net interest income		$560			$546			$557
Net interest margin (net yield on interest-earning assets)
Bank segment			2.71%			2.74%			2.81%
Firmwide			2.67%			2.83%			2.74%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Net Interest
Fiscal Third Quarter of 2026	(Unaudited)

	Nine months ended
	June 30, 2026			June 30, 2025
$ in millions	Average balance	Interest	Annualizedaverage rate	Average balance	Interest	Annualizedaverage rate
	INTEREST-EARNING ASSETS
Bank segment
Cash and cash equivalents	$5,422	$149	3.65%	$5,960	$197	4.40%
Available-for-sale securities	7,067	124	2.34%	8,363	142	2.27%
Loans held for sale and investment: (14)
Loans held for investment:
SBL (15)	22,237	910	5.39%	17,229	806	6.17%
C&I loans	10,482	475	5.96%	10,305	518	6.64%
CRE loans	7,784	351	5.95%	7,668	385	6.62%
REIT loans	1,696	79	6.18%	1,692	91	7.13%
Residential mortgage loans	10,733	333	4.13%	9,733	285	3.90%
Tax-exempt loans (16)	1,132	23	3.39%	1,283	26	3.37%
Loans held for sale	246	12	6.41%	232	12	6.96%
Total loans held for sale and investment	54,310	2,183	5.32%	48,142	2,123	5.85%
All other interest-earning assets	239	8	4.62%	237	10	5.39%
Interest-earning assets — Bank segment	$67,038	$2,464	4.87%	$62,702	$2,472	5.23%
All other segments
Cash and cash equivalents	$4,656	$126	3.62%	$4,076	$134	4.40%
Assets segregated for regulatory purposes and restricted cash	3,808	98	3.45%	3,571	114	4.24%
Trading assets — debt securities	1,455	61	5.56%	1,387	57	5.47%
Brokerage client receivables	2,737	128	6.27%	2,402	128	7.15%
All other interest-earning assets	3,061	84	3.64%	2,531	75	3.88%
Interest-earning assets — all other segments	$15,717	$497	4.22%	$13,967	$508	4.84%
Total interest-earning assets	$82,755	$2,961	4.75%	$76,669	$2,980	5.16%

	INTEREST-BEARING LIABILITIES
Bank Segment
Bank deposits:
Money market and savings accounts (11)	$35,627	$370	1.39%	$33,088	$458	1.85%
Interest-bearing demand deposits (12)	22,582	594	3.51%	21,013	650	4.14%
Certificates of deposit	2,300	69	3.99%	2,094	71	4.52%
Total bank deposits (17)	60,509	1,033	2.28%	56,195	1,179	2.81%
FHLB advances and all other interest-bearing liabilities	763	17	2.91%	1,001	20	2.72%
Interest-bearing liabilities — Bank segment	$61,272	$1,050	2.29%	$57,196	$1,199	2.81%
All other segments
Trading liabilities — debt securities	$816	$35	5.71%	$834	$32	5.17%
Brokerage client payables	5,312	37	0.94%	4,794	52	1.44%
Senior notes payable	3,521	129	4.91%	2,040	69	4.50%
All other interest-bearing liabilities (17)	1,179	27	3.05%	1,182	32	3.62%
Interest-bearing liabilities — all other segments	$10,828	$228	2.82%	$8,850	$185	2.79%
Total interest-bearing liabilities	$72,100	$1,278	2.37%	$66,046	$1,384	2.81%
Firmwide net interest income		$1,683			$1,596
Net interest margin (net yield on interest-earning assets)
Bank segment			2.78%			2.67%
Firmwide			2.72%			2.78%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Third Quarter of 2026	(Unaudited)

	Three months ended			% change from
$ in millions	June 30, 2026	June 30, 2025	March 31, 2026	June 30, 2025	March 31, 2026
Net revenues:
Private Client Group	$2,841	$2,488	$2,810	14%	1%
Capital Markets	477	381	464	25%	3%
Asset Management	362	291	327	24%	11%
Bank	488	458	486	7%	—%
Other (18)	(7)	9	(1)	NM	(600)%
Intersegment eliminations	(233)	(229)	(227)	2%	3%
Total net revenues	$3,928	$3,398	$3,859	16%	2%

Pre-tax income/(loss):
Private Client Group	$423	$411	$416	3%	2%
Capital Markets (9)	48	(54)	51	NM	(6)%
Asset Management	143	125	137	14%	4%
Bank	206	123	166	67%	24%
Other (18)	(70)	(42)	(35)	(67)%	(100)%
Pre-tax income	$750	$563	$735	33%	2%

	Nine months ended
$ in millions	June 30, 2026	June 30, 2025	% change
Net revenues:
Private Client Group	$8,419	$7,522	12%
Capital Markets	1,321	1,257	5%
Asset Management	1,015	874	16%
Bank	1,461	1,317	11%
Other (18)	(9)	34	NM
Intersegment eliminations	(685)	(666)	3%
Total net revenues	$11,522	$10,338	11%

Pre-tax income/(loss):
Private Client Group	$1,278	$1,304	(2)%
Capital Markets (9)	108	56	93%
Asset Management	423	371	14%
Bank	545	358	52%
Other (18)	(141)	(106)	(33)%
Pre-tax income	$2,213	$1,983	12%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Third Quarter of 2026	(Unaudited)

Private Client Group

	Three months ended			% change from
$ in millions	June 30, 2026	June 30, 2025	March 31, 2026	June 30, 2025	March 31, 2026
Revenues:
Asset management and related administrative fees	$1,734	$1,462	$1,711	19%	1%
Brokerage revenues:
Mutual and other fund products	170	146	176	16%	(3)%
Insurance and annuity products	142	129	132	10%	8%
Equities, exchange-traded funds (“ETFs”) and fixed income products	173	145	180	19%	(4)%
Total brokerage revenues	485	420	488	15%	(1)%
Account and service fees:
Mutual fund and other investment products	149	126	152	18%	(2)%
RJBDP fees: (11)
Bank segment	185	193	187	(4)%	(1)%
Third-party banks	98	110	93	(11)%	5%
Client account and other fees	78	72	74	8%	5%
Total account and service fees	510	501	506	2%	1%
Investment banking	9	9	7	—%	29%
Interest income	115	114	107	1%	7%
All other	8	5	8	60%	—%
Total revenues	2,861	2,511	2,827	14%	1%
Interest expense	(20)	(23)	(17)	(13)%	18%
Net revenues	2,841	2,488	2,810	14%	1%
Non-interest expenses:
Financial advisor compensation:
Commissions, benefits and other compensation	1,566	1,317	1,554	19%	1%
Recruiting and retention-related compensation (19)	117	97	111	21%	5%
Total financial advisor compensation	1,683	1,414	1,665	19%	1%
Administrative compensation and benefits	441	389	443	13%	—%
Total compensation, commissions and benefits	2,124	1,803	2,108	18%	1%
Non-compensation expenses	294	274	286	7%	3%
Total non-interest expenses	2,418	2,077	2,394	16%	1%
Pre-tax income	$423	$411	$416	3%	2%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Third Quarter of 2026	(Unaudited)

Private Client Group

	Nine months ended
$ in millions	June 30, 2026	June 30, 2025	% change
Revenues:
Asset management and related administrative fees	$5,138	$4,395	17%
Brokerage revenues:
Mutual and other fund products	510	450	13%
Insurance and annuity products	406	364	12%
Equities, ETFs and fixed income products	527	458	15%
Total brokerage revenues	1,443	1,272	13%
Account and service fees:
Mutual fund and other investment products	443	382	16%
RJBDP fees: (11)
Bank segment	560	563	(1)%
Third-party banks	292	384	(24)%
Client account and other fees	223	208	7%
Total account and service fees	1,518	1,537	(1)%
Investment banking	24	26	(8)%
Interest income	336	350	(4)%
All other	20	16	25%
Total revenues	8,479	7,596	12%
Interest expense	(60)	(74)	(19)%
Net revenues	8,419	7,522	12%
Non-interest expenses:
Financial advisor compensation:
Commissions, benefits and other compensation	4,632	3,964	17%
Recruiting and retention-related compensation (19)	335	274	22%
Total financial advisor compensation	4,967	4,238	17%
Administrative compensation and benefits	1,316	1,195	10%
Total compensation, commissions and benefits	6,283	5,433	16%
Non-compensation expenses	858	785	9%
Total non-interest expenses	7,141	6,218	15%
Pre-tax income	$1,278	$1,304	(2)%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Third Quarter of 2026	(Unaudited)

Capital Markets

	Three months ended			% change from
$ in millions	June 30, 2026	June 30, 2025	March 31, 2026	June 30, 2025	March 31, 2026
Revenues:
Brokerage revenues:
Fixed income	$99	$97	$104	2%	(5)%
Equity	50	41	52	22%	(4)%
Total brokerage revenues	149	138	156	8%	(4)%
Investment banking:
Merger & acquisition and advisory	150	105	139	43%	8%
Equity underwriting	50	38	56	32%	(11)%
Debt underwriting	85	60	77	42%	10%
Total investment banking	285	203	272	40%	5%
Interest income	25	27	27	(7)%	(7)%
Affordable housing investments business revenues	35	33	28	6%	25%
All other	6	4	6	50%	—%
Total revenues	500	405	489	23%	2%
Interest expense	(23)	(24)	(25)	(4)%	(8)%
Net revenues	477	381	464	25%	3%
Non-interest expenses:
Compensation, commissions and benefits	300	262	293	15%	2%
Non-compensation expenses (9)	129	173	120	(25)%	8%
Total non-interest expenses	429	435	413	(1)%	4%
Pre-tax income/(loss)	$48	$(54)	$51	NM	(6)%

	Nine months ended
$ in millions	June 30, 2026	June 30, 2025	% change
Revenues:
Brokerage revenues:
Fixed income	$294	$298	(1)%
Equity	152	127	20%
Total brokerage revenues	446	425	5%
Investment banking:
Merger & acquisition and advisory	408	460	(11)%
Equity underwriting	137	104	32%
Debt underwriting	212	163	30%
Total investment banking	757	727	4%
Interest income	80	84	(5)%
Affordable housing investments business revenues	94	82	15%
All other	16	13	23%
Total revenues	1,393	1,331	5%
Interest expense	(72)	(74)	(3)%
Net revenues	1,321	1,257	5%
Non-interest expenses:
Compensation, commissions and benefits	854	825	4%
Non-compensation expenses (9)	359	376	(5)%
Total non-interest expenses	1,213	1,201	1%
Pre-tax income	$108	$56	93%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Third Quarter of 2026	(Unaudited)

Asset Management

	Three months ended			% change from
$ in millions	June 30, 2026	June 30, 2025	March 31, 2026	June 30, 2025	March 31, 2026
Revenues:
Asset management and related administrative fees:
Managed programs	$230	$189	$211	22%	9%
Administration and other	122	91	104	34%	17%
Total asset management and related administrative fees	352	280	315	26%	12%
Account and service fees	6	5	7	20%	(14)%
All other	4	6	5	(33)%	(20)%
Net revenues	362	291	327	24%	11%
Non-interest expenses:
Compensation, commissions and benefits	76	54	65	41%	17%
Non-compensation expenses	143	112	125	28%	14%
Total non-interest expenses	219	166	190	32%	15%
Pre-tax income	$143	$125	$137	14%	4%

	Nine months ended
$ in millions	June 30, 2026	June 30, 2025	% change
Revenues:
Asset management and related administrative fees:
Managed programs	$652	$565	15%
Administration and other	331	275	20%
Total asset management and related administrative fees	983	840	17%
Account and service fees	19	17	12%
All other	13	17	(24)%
Net revenues	1,015	874	16%
Non-interest expenses:
Compensation, commissions and benefits	200	169	18%
Non-compensation expenses	392	334	17%
Total non-interest expenses	592	503	18%
Pre-tax income	$423	$371	14%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Third Quarter of 2026	(Unaudited)

Bank

	Three months ended			% change from
$ in millions	June 30, 2026	June 30, 2025	March 31, 2026	June 30, 2025	March 31, 2026
Revenues:
Interest income	$831	$823	$802	1%	4%
Interest expense	(359)	(383)	(330)	(6)%	9%
Net interest income	472	440	472	7%	—%
All other	16	18	14	(11)%	14%
Net revenues	488	458	486	7%	—%
Non-interest expenses:
Compensation and benefits	47	47	47	—%	—%
Non-compensation expenses:
Bank loan provision/(benefit) for credit losses	(26)	15	5	NM	NM
RJBDP fees to Private Client Group (11)	185	193	187	(4)%	(1)%
All other	76	80	81	(5)%	(6)%
Total non-compensation expenses	235	288	273	(18)%	(14)%
Total non-interest expenses	282	335	320	(16)%	(12)%
Pre-tax income	$206	$123	$166	67%	24%

	Nine months ended
$ in millions	June 30, 2026	June 30, 2025	% change
Revenues:
Interest income	$2,464	$2,472	—%
Interest expense	(1,050)	(1,199)	(12)%
Net interest income	1,414	1,273	11%
All other	47	44	7%
Net revenues	1,461	1,317	11%
Non-interest expenses:
Compensation and benefits	142	138	3%
Non-compensation expenses:
Bank loan provision/(benefit) for credit losses	(24)	31	NM
RJBDP fees to Private Client Group (11)	560	563	(1)%
All other	238	227	5%
Total non-compensation expenses	774	821	(6)%
Total non-interest expenses	916	959	(4)%
Pre-tax income	$545	$358	52%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Third Quarter of 2026	(Unaudited)

Other (18)

	Three months ended			% change from
$ in millions	June 30, 2026	June 30, 2025	March 31, 2026	June 30, 2025	March 31, 2026
Revenues:
Interest income	$34	$34	$34	—%	—%
All other	4	—	9	NM	(56)%
Total revenues	38	34	43	12%	(12)%
Interest expense	(45)	(25)	(44)	80%	2%
Net revenues	(7)	9	(1)	NM	(600)%
Non-interest expenses:
Compensation and benefits	30	36	29	(17)%	3%
All other	33	15	5	120%	560%
Total non-interest expenses	63	51	34	24%	85%
Pre-tax loss	$(70)	$(42)	$(35)	(67)%	(100)%

	Nine months ended
$ in millions	June 30, 2026	June 30, 2025	% change
Revenues:
Interest income	$110	$102	8%
All other	14	7	100%
Total revenues	124	109	14%
Interest expense	(133)	(75)	77%
Net revenues	(9)	34	NM
Non-interest expenses:
Compensation and benefits	90	112	(20)%
All other	42	28	50%
Total non-interest expenses	132	140	(6)%
Pre-tax loss	$(141)	$(106)	(33)%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Bank Segment Selected Key Metrics
Fiscal Third Quarter of 2026	(Unaudited)

Bank Segment

	As of			% change from
$ in billions	June 30, 2026	June 30, 2025	March 31, 2026	June 30, 2025	March 31, 2026
Total assets	$70.1	$63.6	$69.0	10%	2%
Bank loans, net	$56.2	$49.8	$54.8	13%	3%
Bank deposits	$63.3	$57.2	$62.4	11%	1%

	As of			% change from
$ in millions	June 30, 2026	June 30, 2025	March 31, 2026	June 30, 2025	March 31, 2026
Bank loan allowance for credit losses	$398	$465	$440	(14)%	(10)%
Total nonperforming assets	$152	$214	$183	(29)%	(17)%
Total criticized loans	$593	$572	$607	4%	(2)%

Bank loan allowance for credit losses as a % of total loans held for investment	0.70%	0.93%	0.80%
Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment (20)	1.69%	1.96%	1.83%

Nonperforming assets as a % of total assets	0.22%	0.34%	0.27%

Criticized loans as a % of total loans held for investment	1.05%	1.14%	1.10%

	Three months ended			Nine months ended
$ in millions	June 30, 2026	June 30, 2025	March 31, 2026	June 30, 2026	June 30, 2025
Net interest margin (net yield on interest-earning assets)	2.71%	2.74%	2.81%	2.78%	2.67%

Bank loan provision/(benefit) for credit losses	$(26)	$15	$5	$(24)	$31
Net charge-offs	$15	$3	$5	$29	$22

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Third Quarter of 2026	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provide useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures.

	Three months ended			Nine months ended
$ in millions	June 30, 2026	June 30, 2025	March 31, 2026	June 30, 2026	June 30, 2025
Net income available to common shareholders	$595	$435	$542	$1,699	$1,527
Non-GAAP adjustments:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (21)	8	9	6	21	25
Other acquisition-related compensation	—	—	1	1	—
Total “Compensation, commissions and benefits” expense	8	9	7	22	25
Communications and information processing	2	—	3	6	—
Professional fees	5	—	4	11	2
Other:
Amortization of identifiable intangible assets (22)	14	10	10	34	31
All other acquisition-related expenses	3	—	3	6	—
Total “Other” expense	17	10	13	40	31
Total pre-tax impact of non-GAAP adjustments related to acquisitions	32	19	27	79	58
Tax effect of non-GAAP adjustments	(7)	(5)	(5)	(17)	(15)
Total non-GAAP adjustments, net of tax	25	14	22	62	43
Adjusted net income available to common shareholders (1)	$620	$449	$564	$1,761	$1,570

Pre-tax income	$750	$563	$735	$2,213	$1,983
Pre-tax impact of non-GAAP adjustments (as detailed above)	32	19	27	79	58
Adjusted pre-tax income (1)	$782	$582	$762	$2,292	$2,041

Compensation, commissions and benefits expense	$2,579	$2,202	$2,541	$7,570	$6,678
Less: Total compensation-related acquisition expenses (as detailed above)	8	9	7	22	25
Adjusted “Compensation, commissions and benefits” expense (1)	$2,571	$2,193	$2,534	$7,548	$6,653

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Third Quarter of 2026	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Nine months ended
	June 30, 2026	June 30, 2025	March 31, 2026	June 30, 2026	June 30, 2025
Pre-tax margin (7)	19.1%	16.6%	19.0%	19.2%	19.2%
Impact of non-GAAP adjustments on pre-tax margin:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (21)	0.2%	0.3%	0.1%	0.2%	0.2%
Other acquisition-related compensation	—%	—%	—%	—%	—%
Total “Compensation, commissions and benefits” expense	0.2%	0.3%	0.1%	0.2%	0.2%
Communications and information processing	—%	—%	0.1%	—%	—%
Professional fees	0.1%	—%	0.1%	0.1%	—%
Other:
Amortization of identifiable intangible assets (22)	0.4%	0.2%	0.3%	0.3%	0.3%
All other acquisition-related expenses	0.1%	—%	0.1%	0.1%	—%
Total “Other” expense	0.5%	0.2%	0.4%	0.4%	0.3%
Total pre-tax impact of non-GAAP adjustments related to acquisitions	0.8%	0.5%	0.7%	0.7%	0.5%
Adjusted pre-tax margin (1) (7)	19.9%	17.1%	19.7%	19.9%	19.7%

Total compensation ratio (8)	65.7%	64.8%	65.8%	65.7%	64.6%
Less the impact of non-GAAP adjustments on compensation ratio:
Acquisition-related retention (21)	0.2%	0.3%	0.1%	0.2%	0.2%
Other acquisition-related compensation	—%	—%	—%	—%	—%
Total “Compensation, commissions and benefits” expenses related to acquisitions	0.2%	0.3%	0.1%	0.2%	0.2%
Adjusted total compensation ratio (1) (8)	65.5%	64.5%	65.7%	65.5%	64.4%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Third Quarter of 2026	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Nine months ended
Earnings per common share (5)	June 30, 2026	June 30, 2025	March 31, 2026	June 30, 2026	June 30, 2025
Basic	$3.06	$2.16	$2.76	$8.67	$7.51
Impact of non-GAAP adjustments on basic earnings per common share:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (21)	0.04	0.04	0.03	0.11	0.12
Other acquisition-related compensation	—	—	0.01	0.01	—
Total “Compensation, commissions and benefits” expense	0.04	0.04	0.04	0.12	0.12
Communications and information processing	0.01	—	0.02	0.03	—
Professional fees	0.03	—	0.02	0.06	0.01
Other:
Amortization of identifiable intangible assets (22)	0.07	0.05	0.05	0.17	0.15
All other acquisition-related expenses	0.02	—	0.02	0.03	—
Total “Other” expense	0.09	0.05	0.07	0.20	0.15
Total pre-tax impact of non-GAAP adjustments related to acquisitions	0.17	0.09	0.15	0.41	0.28
Tax effect of non-GAAP adjustments	(0.04)	(0.02)	(0.03)	(0.09)	(0.07)
Total non-GAAP adjustments, net of tax	0.13	0.07	0.12	0.32	0.21
Adjusted basic (1)	$3.19	$2.23	$2.88	$8.99	$7.72

Diluted	$3.01	$2.12	$2.72	$8.52	$7.35
Impact of non-GAAP adjustments on diluted earnings per common share:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (21)	0.04	0.04	0.03	0.11	0.12
Other acquisition-related compensation	—	—	—	—	—
Total “Compensation, commissions and benefits” expense	0.04	0.04	0.03	0.11	0.12
Communications and information processing	0.01	—	0.02	0.03	—
Professional fees	0.03	—	0.02	0.06	0.01
Other:
Amortization of identifiable intangible assets (22)	0.07	0.04	0.05	0.17	0.14
All other acquisition-related expenses	0.02	—	0.02	0.03	—
Total “Other” expense	0.09	0.04	0.07	0.20	0.14
Total pre-tax impact of non-GAAP adjustments related to acquisitions	0.17	0.08	0.14	0.40	0.27
Tax effect of non-GAAP adjustments	(0.04)	(0.02)	(0.03)	(0.09)	(0.07)
Total non-GAAP adjustments, net of tax	0.13	0.06	0.11	0.31	0.20
Adjusted diluted (1)	$3.14	$2.18	$2.83	$8.83	$7.55
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Third Quarter of 2026	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

Book value per share	As of
$ in millions, except per share amounts	June 30, 2026	June 30, 2025	March 31, 2026
Total common equity attributable to Raymond James Financial, Inc.	$12,699	$12,180	$12,567
Less non-GAAP adjustments:
Goodwill and identifiable intangible assets, net	2,608	1,860	1,983
Deferred tax liabilities related to goodwill and identifiable intangible assets, net	(232)	(143)	(147)
Tangible common equity attributable to Raymond James Financial, Inc. (1)	$10,323	$10,463	$10,731
Common shares outstanding	192.1	200.0	194.6
Book value per share (10)	$66.11	$60.90	$64.58
Tangible book value per share (1) (10)	$53.74	$52.32	$55.14

Return on common equity	Three months ended			Nine months ended
$ in millions	June 30, 2026	June 30, 2025	March 31, 2026	June 30, 2026	June 30, 2025
Average common equity (23)	$12,633	$12,157	$12,529	$12,545	$11,938
Impact of non-GAAP adjustments on average common equity:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (21)	4	5	3	10	12
Other acquisition-related compensation	—	—	1	1	—
Total “Compensation, commissions and benefits” expense	4	5	4	11	12
Communications and information processing	1	—	1	3	—
Professional fees	3	—	2	5	1
Other:
Amortization of identifiable intangible assets (22)	7	5	5	16	16
All other acquisition-related expenses	2	—	2	2	—
Total “Other” expense	9	5	7	18	16
Total pre-tax impact of non-GAAP adjustments related to acquisitions	17	10	14	37	29
Tax effect of non-GAAP adjustments	(4)	(3)	(3)	(8)	(7)
Total non-GAAP adjustments, net of tax	13	7	11	29	22
Adjusted average common equity (1) (23)	$12,646	$12,164	$12,540	$12,574	$11,960

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Third Quarter of 2026	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Nine months ended
$ in millions	June 30, 2026	June 30, 2025	March 31, 2026	June 30, 2026	June 30, 2025
Average common equity (23)	$12,633	$12,157	$12,529	$12,545	$11,938
Less:
Average goodwill and identifiable intangible assets, net	2,296	1,858	1,911	2,069	1,865
Average deferred tax liabilities related to goodwill and identifiable intangible assets, net	(190)	(142)	(147)	(168)	(140)
Average tangible common equity (1) (23)	$10,527	$10,441	$10,765	$10,644	$10,213
Impact of non-GAAP adjustments on average tangible common equity:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (21)	4	5	3	10	12
Other acquisition-related compensation	—	—	1	1	—
Total “Compensation, commissions and benefits” expense	4	5	4	11	12
Communications and information processing	1	—	1	3	—
Professional fees	3	—	2	5	1
Other:
Amortization of identifiable intangible assets (22)	7	5	5	16	16
All other acquisition-related expenses	2	—	2	2	—
Total “Other” expense	9	5	7	18	16
Total pre-tax impact of non-GAAP adjustments related to acquisitions	17	10	14	37	29
Tax effect of non-GAAP adjustments	(4)	(3)	(3)	(8)	(7)
Total non-GAAP adjustments, net of tax	13	7	11	29	22
Adjusted average tangible common equity (1) (23)	$10,540	$10,448	$10,776	$10,673	$10,235

Return on common equity (6)	18.8%	14.3%	17.3%	18.1%	17.1%
Adjusted return on common equity (1) (6)	19.6%	14.8%	18.0%	18.7%	17.5%
Return on tangible common equity (1) (6)	22.6%	16.7%	20.1%	21.3%	19.9%
Adjusted return on tangible common equity (1) (6)	23.5%	17.2%	20.9%	22.0%	20.5%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Third Quarter of 2026                                 Footnotes

(1)	These are non-GAAP financial measures. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures.

(2)
Domestic Private Client Group net new assets represents domestic Private Client Group client inflows, including dividends and interest, less domestic Private Client Group client outflows, including commissions, advisory fees, and other fees. The domestic Private Client Group net new asset growth — annualized percentage is based on the beginning domestic Private Client Group assets under administration balance for the indicated period.

(3)	On April 30, 2026, we completed our acquisition of Clark Capital Management Group, Inc. (“Clark Capital”), which has been integrated into our Asset Management segment. As of the acquisition date, Clark Capital contributed $36 billion of financial assets under management and $11 billion of non-discretionary assets, representing total client assets of $47 billion.

(4)	Estimated.

(5)
Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $1 million for the three months ended June 30, 2026, an insignificant amount for both of the three months ended June 30, 2025 and March 31, 2026, and $2 million for both of the nine months ended June 30, 2026 and 2025.

(6)	Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and identifiable intangible assets, net of related deferred taxes.

(7)	Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period.

(8)	Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period or, in the case of adjusted total compensation ratio, computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period.

(9)	Results for the three and nine months ended June 30, 2025 included a $58 million reserve increase associated with the settlement of a legal matter related to bond underwritings for a specific issuer sold to institutional investors between 2013 to 2015. The impact of this settlement was an increase in “Other” expense in the Capital Markets segment of $58 million for the three and nine months ended June 30, 2025.

(10)	Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period.

(11)
We earn fees from the RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at our Bank segment, as well as various third-party banks. RJBDP balances swept to our Bank segment are reflected in Bank deposits on our Consolidated Statement of Financial Condition and the vast majority are included in money market and other savings accounts in our net interest disclosures in this release. RJBDP balances swept to third-party banks are not included in our Bank deposits on our Consolidated Statement of Financial Condition given those deposits are held by third-party banks. Fees earned from the RJBDP are included in “Account and service fees” on our Consolidated Statements of Income, and those fees earned by the Private Client Group segment on deposits held by our Bank segment are eliminated in consolidation.

(12)
Our Enhanced Savings Program is a deposit offering in which clients, substantially all within our Private Client Group, deposit cash in a high-yield Raymond James Bank account. ESP balances held at Raymond James Bank as of the respective period end are reflected in Bank deposits on our Consolidated Statement of Financial Condition and the vast majority are included within interest-bearing demand deposits in our net interest disclosures in this release.

(13)	Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks.

(14)	Loans are presented net of unamortized purchase discounts or premiums, unearned income, deferred origination fees and costs, and charge-offs.

(15)	Securities-based loans included loans collateralized by the borrower’s marketable securities at advance rates consistent with industry standards and, to a lesser extent, the cash surrender value of life insurance policies. An insignificant portion of our securities-based loans portfolio is collateralized by private securities or other financial instruments with a limited trading market.

(16)	The average rate on tax-exempt loans is presented on a taxable-equivalent basis utilizing the applicable federal statutory rates for each respective period.

(17)
The average balance, interest expense, and average rate for “Total bank deposits” included amounts associated with affiliate deposits. Such amounts are eliminated in consolidation and are offset in “All other interest-bearing liabilities” under “All other segments.”

RAYMOND JAMES FINANCIAL, INC.
Fiscal Third Quarter of 2026                                 Footnotes

(18)
The Other segment includes interest income on certain corporate cash balances, the results of our private equity investments, which predominantly consist of investments in third-party funds, certain other corporate investing activity, and certain corporate overhead costs of RJF that are not allocated to other segments including the interest costs on our public debt, certain provisions for legal and regulatory matters, and certain acquisition-related expenses.

(19)
PCG recruiting and retention-related compensation includes expenses related to cash and equity awards issued in conjunction with recruiting activities, as retention for existing advisors, or in conjunction with our acquisitions (as further described in footnote 21). Such awards are expensed over the requisite service period (typically between 5 and 10 years).

(20)	Corporate loans included commercial and industrial loans, commercial real estate loans, and real estate investment trust loans.

(21)	Includes acquisition-related compensation expenses primarily arising from equity and cash-based retention awards issued in conjunction with acquisitions. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period.

(22)	Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions.

(23)
Average common equity for the quarter-to-date period is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year-to-date period, average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by four, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by four. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period.